EXHIBIT 10.2

            ADDITIONAL AGREEMENT TO THE CONTRACT OF RENT NO. 30/05-2

St.Petersburg

                                      June 02, 2005

Closed Joint Stock Company MDC-2000, hereinafter refereed to as the "Lessor" represented by Anatoly M. Vlasjuk, General Director, acting based on its Charter, and Representation office of IPORUSSIA, Inc., hereinafter refereed to as a "Lessee" represented by Vladimir F. Kuznetsov, Director of Representation office, acting based on Regulations on Representation Office and on the Power of Attorney of January 04, 2005 have concluded this Agreement, to the following:

1. The Lessor submits to the Lessee into temporary usage new office furniture and additional items of the interior in the following set:
         1)       wardrobe - (black, the doors of light walnut) - 1 unit;
         2) office cabinet - ( black, upper doors - tinted glass, lower doors - light walnut) - 1 unit
         3) a set of director table with moving drawer pedestal and attachment (light walnut) - 1 unit
         4)       office cabinets - (light wood, upper doors -glass, lower doors
                  - light wood) - 2 units
         5)       drawer pedestal to office cabinet - 1 unit
         6)       set of office table with moving drawer pedestal (light wood) -
                  2 units
         7)       director's wheel chair (leather) - 1 unit
         8)       skid office leather chairs - 3 units
         9)       office chairs with black cloth upholstery- 4 units
         10)      window screens, vertical, light blue - 2 units
         11)      black coat rack - 1 unit
2. The Parties agreed that due to the improvement of the quality of the leased premises the cost of lease per square meter shall be increased to 30 (thirty) units.
3. The Lessee shall make additional payment to already paid amount ref. paragraph 4.4.1. of the Contract (banking order No. 64 as of May 31, 2005) - within three days after the signing of this Agreement.
4. The Lessee agrees that in case of damages to the property mentioned in paragraph 1 of the Agreement, the Lessee shall reimburse all damages.
5. This Agreement is coming into effect immediately after its execution.
6. The responsibilities that are not affected by this Agreement remain unchanged.
7. This Agreement is an integral part of the Contract No. 30/05-2 of May 30, 2005 and is made in two copies - one for each of the Party that are equally legally binding.

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THE LESSOR                                             THE LESSEE
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MDC-2000 JSC                                           Representation Office of IPORUSSIA, Inc.
                                                       Legal Address; 10 Seslavinskaya Street, Moscow, 121309
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65-A 4th Linija V.O.                                   Location Address: 57, 3rd Pavlovsky Pereulok
St.Petersburg, 199048 Russia                           M-STYLE OFFICE CENTER, suite 116
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Phone: 323-9119, fax: 323-91-18
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INN 7801090584                                         INN 9909158810 KPP 774751001
ACCNT 40702810900060063701 IN ST.PETERSBURG
BRANCH OF JSCB PROMSVIAZBANK
CORR ACCNT 30101810300000000714
BIK 04403-714 OKPO 46883217
OKONH 91620, 51500

General Director of JSC MDC-200

                                                       Director of Representation Office of IPORUSSIA, Inc.
 /s/                                                   /s/
_______________A.M.Vlasjuk                             _________________ Vladimir F. Kuznetsov
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